                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2001


            CONSECO FINANCE FLOORPLAN RECEIVABLES MASTER TRUST 1998-2
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Minnesota                     33-62433                 Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS employer
      of incorporation)               file numbers)          identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.             Other Events.
                    ------------

                    Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on April 16, 2001 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.             Financial Statements and Exhibits
                    ---------------------------------

                    (c)      Exhibits.

                             The following is filed herewith. The
                             exhibit number corresponds with Item
                             601(b) of Regulation S-K.

                             Exhibit No.      Description
                             -----------      -----------

                                99.1          Monthly Report delivered to
                                              Certificateholders on
                                              April 16, 2001.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2001


                                     FLOORPLAN RECEIVABLES MASTER TRUST
                                     1998-2

                                     By  CONSECO FINANCE CORP
                                         as Servicer with respect to the Trust


                                     By: /s/ Phyllis A. Knight
                                         ---------------------------------------
                                         Phyllis A. Knight
                                         Senior Vice President and Treasurer